Exhibit 10.55(b)

EXECUTION COPY

CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                       FIRST AMENDMENT TO LEASE AGREEMENT

         THIS FIRST AMENDMENT (this "Amendment") is made by and between METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation ("MFN") and WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company ("Lessee").

                                   Background

Lessee and MFN are parties to the Lease Agreement dated April 26, 2002 (the "Agreement").

On May 20, 2002, MFN and most of its direct and indirect domestic subsidiaries each filed voluntary petitions for reorganization pursuant to Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") and MFN is currently operating its business and managing its property as a debtor-in-possession (the "Pending Bankruptcy Case").

The parties now wish to amend the Agreement in accordance with the terms set forth in this Amendment.

NOW THEREFORE, for mutual consideration, the value of which the parties acknowledge, the terms of the Agreement are amended as follows:

1. Capitalized terms not otherwise defined in this Amendment have the meaning ascribed in the Agreement.

2. The definition of "Term" is deleted and replaced with the following:

"'TERM' begins on the date of full execution of the First Amendment to this Agreement and includes the initial term and any subsequent renewal terms."

3. Section 3.1 is deleted and replaced with the following:

"During the Term, unless otherwise converted to an IRU pursuant to Section 3.6, MFN grants to Lessee a Lease in 30,740 fiber miles in the MFN System (the 'Lessee Fiber'). The Lessee Fiber is identified by segment in Exhibit B-1. Lessee agrees to pay the fees set forth in Section 4.1 for the Lessee Fibers. [************************************************************
*************************************************************************
************************************************************************
****************************************************************************
****************************************************************************
***************************************************************************
*************************************************************************
****************************************************************************
***********************************************************************
****************************************************************************
**********************]



CONFIDENTIAL
PAGE 1 OF 4

EXECUTION COPY


4. The following Section 3.6 is added to the Agreement:

"TERM. The initial term of the agreement expires three (3) years after the effective date of the First Amendment to this Agreement, with five (5) 3-year renewal periods. Unless Lessee provides a minimum of 60 days notice of termination prior to the expiration of the then-current term, the Agreement automatically renews under the same terms and conditions."

5. EXHIBITS B AND C are wholly replaced with EXHIBIT B-1 AND C-1, attached to this Amendment.

6. The following Section 17.7 is added to the Agreement:

"CROSS DEFAULT. MFN and Lessee are parties to a second Lease Agreement dated April 26, 2002 pursuant to which MFN is the lessee (the "Longhaul Agreement"). The parties agree that a default under the Longhaul Agreement is deemed a default under this Agreement, giving the non-defaulting party the right to terminate if the Longhaul Agreement is likewise terminated. The right to terminate under this Section 17.7 automatically expires if the non-defaulting party does not provide notice, within 60 days of termination of the Longhaul Agreement, of its intent to exercise its right to terminate this Agreement. Such termination shall be effective 120 days after such notice, if given.

7. Section 20.3(b) is deleted and replaced with the following:

[****************************************************************************
*****************************************************************************
**************************************************************************
**************************************************************************
************************************************************************
*******************************************************************************]

8. ADDITIONAL CONSIDERATION; PRE-PETITION CURE. The parties agree to effect a pre-petition netting in Bankruptcy Court for all pre-petition amounts owed between Metromedia Fiber Network Services, Inc., Metromedia Fiber National Network, Inc.(together "Debtor"), and Williams Communications, LLC. The parties acknowledge and agree, that after netting, Debtor owes Williams Communications, LLC [*************] in pre-petition obligations (the "Prepetition Debt"). As full satisfaction of the Prepetition Debt, Debtor agrees to provide to Williams a credit against monthly invoices issued under the Agreement over the initial 3-year term as follows:

      o     months 1-12 [*******] per month

      o     months 13-24 [*******] per month

      o     months 24-36 [*******] per month

9. EFFECTIVE DATE. This Amendment is effective upon the date of the last signature hereto ("Effective Date"). The parties agree that the new billing rate as specified in paragraph 3 of this Amendment is effective October 1, 2002. To be sure, any invoices rendered during September


CONFIDENTIAL
PAGE 2 OF 4

EXECUTION COPY

2002 for October services, will be adjusted accordingly. Notwithstanding the foregoing, the parties acknowledge that the Amendment must be approved by the Bankruptcy Court pursuant to an order, in form and substance acceptable to Lessee and MFN, which provides for, among other things, the following: (i) assumption of the Agreement, as amended, pursuant to section 365 of the Bankruptcy Code, and (ii) a finding that the parties negotiated the Amendment at arm's length and in good faith. If such approval is not obtained on or before October 17, 2002 or such later date as the parties may agree to, this Amendment will be null and void and of no force or effect and Lessee agrees to pay the difference between the amended amounts invoiced for October and the actual amounts owed under the Agreement.

10. ASSUMPTION AND WAIVER OF SPECIFIC CLAIMS. If following the assumption of the
Agreement:

         (a) one or more metro fiber rings currently operated by MFN on which Lessee has Lessee Fiber, is effectively abandoned because MFN elects no longer to operate those markets and the markets are sold to a third party, then any damage claim of Lessee arising from the effective abandonment of any such market is a general unsecured claim in the Pending Bankruptcy Case; and/or

         (b) one or more, but less than all, MFN's metropolitan networks are sold to a third party who intends to operate such networks, then, subject to Lessee's rights under section 365 of the Bankruptcy Code as described below, Lessee and MFN will execute a new agreement in all respects identical to the existing Agreement but which includes only the Lessee Fiber in markets sold to a third party. The new agreement may be assigned by MFN to the third party pursuant to section 365 of the Bankruptcy Code, and the existing Agreement will be deemed amended to eliminate the assigned Lessee Fiber from its scope. The occurrence of events contemplated by this subparagraph is not a breach by MFN of the Agreement and will not give rise to a claim. Lessee may object to any assignment pursuant to section 365 of the Bankruptcy Code on the grounds that Lessee is not receiving adequate assurance of future performance or that an assignment to the third party assignee in question is otherwise not permitted under the Bankruptcy Code; provided, however, that in the event Lessee's objection to such assignment is sustained but the relevant network is nevertheless sold to the third party, the parties agree that damages, if any, arising from the breach resulting from MFN's inability to provide service to Lessee under the Agreement with respect to the networks sold to the third party, will be a general unsecured claim in the Pending Bankruptcy Case; or

         (c) the Agreement is terminated due to MFN's failure to perform or its rejection thereof, nothing herein constitutes a waiver of Lessee's right to a general unsecured claim for all outstanding Pre-Petition Debt and an administrative claim for post-petition damages caused by any breach of the Agreement, or of the right of MFN or any party in interest to object to any such claim. Any and all administrative expense claims will require Williams Communications to satisfy the requirements of the Bankruptcy Code to establish the claim and is without prejudice to any other party's right to contest such claim.




CONFIDENTIAL

EXECUTION COPY



         MFN further hereby agrees to waive its right to assert any bankruptcy preference claim, fraudulent transfer claim or any other potential avoidance claims available to MFN against Customer arising out of the Agreement.

11. Except as amended, all of the original terms and conditions of the Agreement continue in full force and effect, neither party is in currently in default, and the Agreement, as amended is hereby ratified and confirmed.

12. This Amendment may be executed in counterparts, each of which taken together constitute one and the same instrument.

The parties have executed this Amendment on the dates set forth below.

METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation


Signature:        /s/ William G. La Perch
          -------------------------------------

(Print) Name:     William G. La Perch
              ---------------------------------

(Print) Title:    Sr. Vice President
              ---------------------------------

(Print) Date:     10/10/02
             ----------------------------------


WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company


Signature:        /s/ Frank M. Semple
          -------------------------------------

(Print) Name:     Frank M. Semple
              ---------------------------------

(Print) Title:    Chief Operating Officer
              ---------------------------------

(Print) Date:     10/2/02
             ----------------------------------



CONFIDENTIAL
PAGE 4 OF 4

EXECUTION COPY


                                  EXHIBIT B-1


                       SELECTED SEGMENT (BRANCH A)                     LENGTH OF     NUMBER       FIBER
CITY            FACILITY                        ACCEPTANCE DATE       RING/SEGMENT   OF FIBERS    MILES                MRC
----            --------                        ---------------       ------------   ---------    ------               ---
Atlanta         56 Marietta (Atlanta 2A)             2/12/2001           2.45            4           9.80        [*************]

Atlanta         DT Ring 1                            7/17/2001           7.70           12           92.40       [*************]

Atlanta         56 Marietta - 874 DeKalb            11/12/2001           2.45           32           78.40       [*************]

Boston          DT Ring 1                            2/24/2000           7.99           28          223.79       [*************]

Boston          DT Ring 2                            7/28/2000           8.36           16          133.78       [*************]

Boston          DT Ring 3                            5/16/2000           5.82           28          162.96       [*************]

Boston          Sub-Ring 2
                (Boston to Spring Street)            7/11/2001          16.00            4           64.00       [*************]

Boston          Sub-Ring 2                           1/21/2002          35.25           28          987.00       [*************]

Central
New Jersey      Ring 1                               7/11/2000          81.00            6          486.00       [*************]

Chicago         DT Ring 1                             2/8/2000           3.42           16           54.72       [*************]

Chicago         DT Ring 2                            3/10/2000           1.70           16           27.18       [*************]

Chicago         DT Ring 3                            3/10/2000           2.36           16           37.80       [*************]

Chicago         DT Ring 4                             2/8/2000           3.83           24           91.80       [*************]

Chicago         DT Ring 5                            3/10/2000           3.39           16           54.30       [*************]

Chicago         DT Ring 6                             2/8/2000          14.78           12          177.30       [*************]

Chicago         Ring 5 (Sub-Ring 5)                  2/28/2000          14.38            6           86.29       [*************]

Chicago         Ring 7 (DT Ring 7)                   7/11/2001           5.50           12           66.00       [*************]

Chicago         Sub-Ring 2                           9/15/2000          86.50           12         1037.99       [*************]

Chicago         Sub-Ring 3                            4/4/2001          74.00            8          592.00       [*************]

Chicago         Sub-Ring 4                           7/14/2000          41.88            8          335.02       [*************]

Chicago         Sub-Ring 5 (Additional)              12/6/2001          14.38           18          258.84       [*************]

Dallas          Ring 1                                2/7/2000          30.57           24          733.74       [*************]

Dallas          Ring 2                               2/14/2000          66.77           24         1602.45       [*************]

Dallas          Ring 3                               2/28/2000          41.37           12          496.38       [*************]

Dallas          Ring 4                               5/16/2000          71.90            8          575.19       [*************]



CONFIDENTIAL

                                   EXHIBIT B-1

                       SELECTED SEGMENT (BRANCH A)                     LENGTH OF     NUMBER       FIBER
CITY            FACILITY                        ACCEPTANCE DATE       RING/SEGMENT   OF FIBERS    MILES                MRC
----            --------                        ---------------       ------------   ---------    ------               ---
Denver          CBD                                    6/21/2001              6.21         12      74.52           [*************]

Houston         Ring 1 (DT 1)                          7/14/2000              7.38         24     177.12           [*************]

Houston         Ring 2 (DT 2)                          7/14/2000              4.01         12      48.06           [*************]

Houston         Ring 3                                 7/14/2000             60.53         16     968.40           [*************]

Houston         Ring 4                                 7/14/2000             55.97         18    1007.46           [*************]

Houston         Ring 5                                 7/14/2000             48.06          8     384.48           [*************]

Houston         Ring 5A                                8/15/2000             12.50          4      50.01           [*************]

Houston         Ring 6                                 7/14/2000             11.15         12     133.79           [*************]

Houston         Ring 7                                 10/1/2001             63.15          4     252.60           [*************]

Long Island     Ring South (Ring 1)                    8/17/2000             62.41         12     748.87           [*************]

Los Angeles     DT Ring 1                              5/14/2001              1.34         20      26.80           [*************]

Los Angeles     DT Ring 2                              5/17/2001              2.66         20      53.20           [*************]

Los Angeles     DT Ring 3                              5/24/2001              3.70         20      74.00           [*************]

Los Angeles     DT Ring 4                             10/17/2001              5.72         20     114.40           [*************]

Los Angeles     DT Ring 5                               8/7/2001              1.04         48      49.68           [*************]


Los Angeles     Sub-Ring 1
                (Lemon point-to-point)                 1/28/2002              8.51          2      17.02           [*************]

Manhattan       Ring 3                                  2/4/2000              5.86         60     351.81           [*************]

Manhattan       Ring 4                                 3/13/2000              3.99         60     239.67           [*************]

Manhattan       Ring 5                                 1/28/2000              3.39         60     203.31           [*************]

Manhattan       Ring 6-1                                2/1/2000             12.76         48     612.54           [*************]

Manhattan       Ring 6-2                               9/16/2000             11.75         12     140.94           [*************]

Manhattan       Ring 7                                  2/4/2000              8.03          6      48.15           [*************]

New Jersey      Ring 1                                 6/13/2000            113.40         12    1360.80           [*************]


New York City   Ring 2 (Manhattan 2) consol.                                  4.79         57     272.86           [*************]

New York City   POP 1 to POP 2
                Interconnection (1-24)                 4/16/2002              3.70         24     444.00           [*************]

New York City   POP 1 TO POP 2
                Interconnection (25-48)                    TBD                3.70         24     444.00           [**************]


CONFIDENTIAL

                                   EXHIBIT B-1

                       SELECTED SEGMENT (BRANCH A)                     LENGTH OF     NUMBER       FIBER
CITY            FACILITY                        ACCEPTANCE DATE       RING/SEGMENT   OF FIBERS    MILES                MRC
----            --------                        ---------------       ------------   ---------    ------               ---
Newark -
 60 Hudson      Revised & Consolidated Billing        1/28/2000        42.76           24       1026.24         [*************]

NY - Boston     95 Church Street - 230 Congress          TBD          203.88            2        407.76         [*************]

NY - Boston     60 Hudson - 230 Congress              2/23/2000       278.88            2        557.76         [*************]

Philadelphia    DT Ring 1                             2/23/2000         4.13           20         82.50         [*************]

Philadelphia    DT Ring 2                             3/27/2000         5.44           20       108.75          [*************]

Philadelphia    DT Ring 3                             3/27/2000         5.75           20       115.05          [*************]

Philadelphia    Ring 4                                6/11/2001         4.17            8        33.36          [*************]

Philadelphia    KP Loop                               3/27/2000         9.96            4        39.84          [*************]


Philadelphia    Main Ring                             3/27/2000        56.47            4       225.86          [*************]

Phoenix         CBD                                   7/17/2001         9.00           12       108.00          [*************]

San Francisco   DT Ring 1                             6/15/2000         7.20           20       144.00          [*************]

San Francisco   DT Ring 2                             6/15/2000         5.90           20       118.00          [*************]

San Francisco   DT Ring 3                             6/13/2000         3.56           20        71.20          [*************]

San Francisco   DT Ring 4                             6/18/2000         2.80           20        56.00          [*************]

San Francisco   Dunbarton (DMB-1 & DMB-2)             5/13/2002        22.63           20       452.60          [*************]

San Francisco   Oakland Ring (Ring 4)                 2/11/2002         2.38           12        28.58          [*************]

San Francisco   8-fiber point-to-point
                for Pine/Folsum                       1/30/2001         5.76            8        46.10          [*************]

San Francisco   Sub Ring 1                             5/9/2002       111.07           24      2665.68          [*************]

San Francisco   CA-7                                   5/9/2002        16.10           12       193.20          [*************]

San Francisco   CA-3 & CA-4                            5/9/2002        26.90           12       322.80          [*************]

San Francisco   11 Great Oaks CA25 cable              10/1/2002        14.00            4        56.00          [*************]

San Francisco   529 Bryan (portions of
                CA-3 & CA-4)                          8/23/2002        25.00            2        50.00          [*************]

Santa Clara     50 West Fernando                      5/11/2001         0.34            4         1.36          [*************]

Seattle         DT Ring 1                             8/15/2001         4.42           24       105.96          [*************]

Seattle         DT Ring 2                              9/6/2001         9.25           24       222.00          [*************]

Seattle         DT Ring 3                             8/15/2001         4.49           24       107.76          [*************]


CONFIDENTIAL

                                   EXHIBIT B-1

                       SELECTED SEGMENT (BRANCH A)                     LENGTH OF     NUMBER       FIBER
CITY            FACILITY                        ACCEPTANCE DATE       RING/SEGMENT   OF FIBERS    MILES                MRC
----            --------                        ---------------       ------------   ---------    ------               ---


Seattle         DT Ring 3/4 (between
                Skinner & Weston)                      8/15/2001          0.55            4         2.22          [*************]

Seattle         DT Ring 3/4 (fiber ring
                to STTLWA03 & 06)                     11/15/2001          7.60            2        15.20          [*************]

Seattle         DT Ring 4 (1505 5th - 2001 6th)         3/5/2001          4.26            3        12.78          [*************]

Seattle         DT Ring 4 (1505 5th - 2308 6th)        3/29/2002          4.26            2         8.52          [*************]

Seattle         Lake Washington Ring
                (fibers to Bellevue)                    1/4/2002         79.08            2       158.16          [*************]

Seattle         Lake Washington Ring
                (between Skinner & Weston)             3/14/2002          0.54            4         2.16          [*************]

Seattle         Lake Washington Ring                   3/14/2002         76.55           12       918.60          [*************]

Seattle         DT Ring 5                              6/20/2001          4.28           24       102.72          [*************]

Washington      DT Ring 1                              12/6/1999          1.04           36        37.44          [*************]

Washington      DT Ring 2                              3/27/2000          3.98           36       143.37          [*************]

Washington      DT Ring 3                              9/24/2001          8.17           36       294.12          [*************]

Washington      Ring 2                                  3/1/2000         42.52           36      1530.54          [*************]

Washington      Ring 3                                 12/6/1999         30.53           36      1098.90          [*************]

Washington      Ring 4                                12/16/1999         34.53           20       690.50          [*************]

Washington      Ring 5                                 2/14/2000         21.09           20       421.88          [*************]

Washington      Elden Ring                             8/20/2001          4.68           36       168.48          [*************]

White Plains    Ring 1                                  3/1/2000         61.37           12       736.47          [*************]

White Plains    Sub Loop (Church - Main)               4/17/2001          1.33            4         5.30          [*************]

White Plains    WP-2                                   4/26/2002         37.50            4       150.00          [*************]

Yonkers         Ring 1                                11/27/2000         16.56            8       132.48          [*************]
                                                                                               ---------
                                                                                               30,739.80          [*************]


CONFIDENTIAL

                                   EXHIBIT B-1

EXECUTION COPY

                                   EXHIBIT C-1
                                 BUILDING ACCESS

                                                                                ACCEPTANCE DATE OR
                                                                              ESTIMATED DELIVERY DATE,
      CITY                   LOCATION                  DEMARCATION POINT          AS APPLICABLE.
      ----                   --------                  -----------------      ------------------------
Anaheim              217 North Lemon Street                                          1/28/2002

Atlanta              55 Marietta (2-fiber collapsed
                     ring)                                                           1/11/2002

Boston               8 Harrison Avenue                                               3/12/2001
Boston               41 Belvidere Street                                             3/13/2001
Boston               10 Ware Street, Cambridge                                       4/11/2001
Boston               210 Bent Street, Cambridge                                      4/11/2001
Boston               6 Bowdoin Square                                                4/11/2001
Boston               36 Spring Street (primary)                                      7/11/2001

Chicago              800 Jorie Boulevard                                             2/26/2001
Chicago              350 Cermak                                                      7/11/2001
Chicago              520 South Federal (primary)                                     8/24/2001
Chicago              501 63rd (Downers Grove, IL)*                                    5/1/2001

Dallas               2323 Bryan Street                                                3/9/2001
Dallas               4101 Bryan Street                                               5/25/2001
Dallas               2400 Ross Avenue                                                5/25/2001
Dallas               308 South Akard                                                 5/25/2001
Dallas               4316 Bryan Street *                                             1/25/2002

Houston              1121 Capitol Street                                              5/4/2001
Houston              1200 Clay Street                                                 5/4/2001
Houston              12025 Interstate 45 North                                       1/26/2001
Houston              1291 North Post Oak Road                                        2/26/2002

Los Angeles          1200 West 7th Street                                            7/25/2001
Los Angeles          433 South Olive                                                 9/21/2001

New York             210 West 18th Street                                            2/28/2001
New York             230 West 36th Street                                            2/28/2001
New York             227 East 30th Street                                            2/28/2001
New York             435 West 50th Street                                            1/16/2001
New York             228 East 56th Street                                            1/16/2001
New York             1095 Avenue of the Americas                                     1/16/2001
New York             104 Broad Street                                                3/14/2001
New York             111 Main Street, White Plains                                   2/13/2001
New York             221 East 37th Street                                             3/5/2001
New York             204 Second Avenue                                                3/5/2001
New York             140 West Street                                                  3/5/2001

CONFIDENTIAL
                                        EXHIBIT C-1

                                                                                ACCEPTANCE DATE OR
                                                                              ESTIMATED DELIVERY DATE,
      CITY                   LOCATION                  DEMARCATION POINT          AS APPLICABLE.
      ----                   --------                  -----------------      ------------------------

New York             25 Broadway                                                     3/15/2001
New York             111 Main Street, White Plains                                   4/17/2001
New York             230 West 36th Street                                            9/10/2001
New York             227 East 30th Street                                            9/10/2001

Philadelphia         1631 Arch Street                                                8/22/2001

San Francisco        555 Pine                                                        5/18/2001
San Francisco        611 Folsom                                                      5/18/2001
San Francisco        11 Great Oaks Blvd                                              10/1/2002
San Francisco        529 Bryant Street, Palo Alto            MFN rack in PAIX
                     (PAIX)(1)                                                         8/28/2002

Santa Clara          50 West San Fernando                                            5/11/2001

Seattle              1122 Third Avenue                                              11/15/2001
Seattle              1708 East Pike Street                                          11/15/2001
Seattle              14808 SE 16th Street                                             1/4/2002
Seattle              2308 Sixth Avenue *                                             9/28/2001

Washington, D.C.     1200 H Street NW                                                 4/4/2001
Washington, D.C.     2055 L Street NW                                                 4/4/2001
Washington, D.C.     730 12th Street NW                                               4/4/2001
Washington, D.C.     7990 Science Applications Boulevard                             7/16/2001
Washington, D.C.     21715 Filigree Court, Ashburn, VA                               7/25/2001
                     (primary)

--------

(1) Two-fiber point-to-point to MFN POP at 95 S. Market Street.

 *  indicates Street Meet Me


CONFIDENTIAL
                                        EXHIBIT C-1